                                                                    EXHIBIT 3.23



                                  COMPANIES ACT
                                  (NOVA SCOTIA)

                                UNLIMITED COMPANY

                             ARTICLES OF ASSOCIATION

                                       OF

                               ACG HOLDING COMPANY





        1. In these Articles, unless there be something in the subject or context inconsistent therewith:

           "Act" means the Companies Act (Nova Scotia) as amended;

           "Board" means the directors of the Corporation for the time being;

           "Corporation" means ACG Holding Company;

           "dividend" includes bonus;

           "member" and "Shareholder" are used interchangeably;

           "Memorandum" means the Memorandum of Association of the Corporation and all amendments thereto;

           "Month" means calendar month;

           "Office" means the registered office for the time being of the Corporation;

           "Proxyholder" includes an alternate proxyholder;

           "Register" means the register of Shareholders to be kept pursuant to
           Section 42 of the Act;

           "Registrar" means the Registrar of Joint Stock Companies for the time being;

           "Reporting Corporation" and "Reporting Issuer" have the meanings given to them respectively by the Act;

           "Secretary" includes any person appointed to perform the duties of Secretary of the Corporation temporarily;

           "Shareholder" means member as that term is used in the Act in connection with an unlimited company having share capital;

           "Special Resolution" has the meaning assigned by Section 87 of the Act;

           "these Presents" and "these Articles" includes these Articles of Association (and schedules thereto) and any modification or alteration thereof for the time being in force;

           "written" and "in writing" mean and include words printed, lithographed, represented or reproduced in any mode in a visible form;

           Words importing the singular number only, include the plural number and vice versa;

           Words importing the masculine gender only, include the feminine gender; and

           Words importing persons include corporations.

        2. The regulations contained in Table "A" in the first schedule to the Act shall not apply to the Corporation.

        3. The directors may enter into and carry into effect or adopt and carry into effect any agreement or agreements from time to time made by or with the promoters of the Corporation by or on behalf of the Corporation with full power nevertheless from time to time to agree to any modification of the terms of such agreement or agreements either before or after execution thereof.

        4. The directors may, out of any moneys of the Corporation for the time being in their hands, pay all expenses incurred in or about the formation and establishment of the Corporation, including the expenses of registration.

        5. The business of the Corporation may be commenced as soon after incorporation as the directors may think fit, and notwithstanding that part only of the shares may have been allotted.

                                     SHARES

        6. The authorized capital of the Corporation consists of One Hundred Thousand (100,000) common shares without nominal or par value, with power to divide the shares in the capital for the time being into several classes and/or to attach thereto respectively any preferential, common, deferred or qualified rights, privileges or conditions, including restrictions on voting and including redemption or purchase of such shares, subject, however, to the Act and amendments thereto.

        7. Subject to the provisions of the agreement or agreements mentioned in
Article 3 hereof, the shares shall be under the control of the directors who may allot or otherwise dispose of the same to such persons on such terms and conditions and at such times as the directors may think fit and with full power to give to any person the call of any shares during such time and for such consideration as the directors think fit.

        8. Shares may be registered in the names of any number of persons not exceeding three as joint holders thereof.

        9. Save as herein otherwise provided, the Corporation shall be entitled to treat the registered holder of any share as the absolute owner thereof, and accordingly shall not, except as ordered by a Court of competent jurisdiction, or as by statute required, be bound to recognize any equitable or other claim to or interest in such share on the part of any other person.


                                  CERTIFICATES

        10. Certificates of title to shares shall be signed by the President or Vice-President or a director and either the Secretary or an Assistant Secretary or by such other person as the directors may authorize. The signature of the President or Vice-President may be engraved, lithographed or printed upon the certificates or any one or more of them, and any certificates bearing such engraved, lithographed or printed signature of the President or Vice-President, when signed by the Secretary or an Assistant Secretary or by such other persons as the directors may authorize, shall be valid and binding upon the Corporation.

        11. Every Shareholder shall be entitled to one certificate for all his shares, or to several certificates each for one or more of such shares.

        12. Where shares are registered in the names of two or more persons, the Corporation shall not be bound to issue more than one certificate or one set of certificates, and such certificate or set of certificates shall be delivered to the person first named on the Register.

        13. If any certificate be worn out or defaced, then upon production thereof to the directors, they may order the same to be cancelled, and may issue a new certificate in lieu thereof; and if any certificate is lost or destroyed, then upon proof thereof to the satisfaction of the directors, and on such indemnity as the directors deem adequate being given, a new certificate in lieu thereof shall be given to the person entitled to such lost or destroyed certificate.

        14. The directors may cause to be kept in any place or places either in or outside of Nova Scotia, one or more branch Registers.


                  LIEN ON SHARES AND LIABILITY OF SHAREHOLDERS

        15. The Corporation shall have a first and paramount lien upon all shares registered in the name of each Shareholder (whether solely or jointly with others) and upon the proceeds of sale thereof for his debts, liabilities and other engagements, solely or jointly with any other person, to or with the Corporation whether the period for the payment, fulfilment or discharge thereof shall have actually arrived or not, and no equitable interest in any share shall be created except upon the condition that Article 9 of these Articles is to have full effect. Such lien shall extend to all dividends from time to time declared in respect of such shares. Unless otherwise agreed, the registration of a transfer of shares shall operate as a waiver of the Corporation's lien, if any, on such shares.

        16. For the purpose of enforcing such lien, the directors may sell the shares subject thereto in such manner as they think fit; but no sale shall be made until notice in writing of the intention to sell has been given to such Shareholder, his executors, administrators, successors or assigns and default shall have been made by him or them in the payment, fulfilment or discharge of such debts, liabilities or engagements for seven (7) days after such notice. The net proceeds of any such sale after payment of the cost of such sale shall be applied in or towards the satisfaction of such debts, liabilities or engagements and the residue, if any, paid to such Shareholder or his executors, administrators, successors or assigns.

        17. Upon any sale for enforcing a lien, in purported exercise of the powers given by these Articles, the directors may cause the purchaser's name to be entered in the Register in respect of the shares sold, and the purchaser shall not be bound to see to the regularity of the proceedings or the application of the purchase money and, after his name has been entered in the Register in respect of such shares, the validity of the sale shall not be impeached by any person and the remedy of any person aggrieved by this sale shall be in damages only and against the Corporation exclusively.


                               TRANSFER OF SHARES

        18. The instrument of transfer of any share in the Corporation shall be signed by the transferor and the transferor shall be deemed to remain the holder of such share until the name of the transferee is entered in the Register in respect thereof, and shall be entitled to receive any dividend declared thereon before the registration of transfer.

        19. The instrument of transfer of any share shall be in writing in the following form, or as near thereto as circumstances will permit:

        For value received ........................... hereby, sell, assign and transfer unto .................................. Shares of the Capital
        Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ................... attorney to transfer the said stock on the books of the within named Corporation with the full power of substitution in the premises,

        Dated the        day of                 , 19

        WITNESS:

        20. Every instrument of transfer shall be left at the office for registration, accompanied by the certificate of the shares to be transferred, and such other evidence as the Corporation may require to prove the title of the transferor or his right to transfer the shares.

        21. Every instrument of transfer shall, after the registration thereof, remain in the custody of the Corporation, but any instrument of transfer which the directors decline to register shall be returned to the person depositing the same.


                        INCREASE AND REDUCTION OF CAPITAL

        22. Subject to the rights, if any, of the holders of shares of any class or series of shares to vote separately as a class or series thereon, the Corporation in general meeting may, from time to time, increase the capital by the creation or issue of new shares of such amount as it thinks expedient.

        23. Subject to the rights, if any, of the holders of shares of any class or series of shares to vote separately as a class or series thereon, the Act and the restrictions on allotment, disposition and transferability in these Articles, the new shares may be issued upon such terms and conditions, and with such rights and privileges annexed thereto, as the general meeting resolving upon the creation thereof shall direct; and if no direction be given, as the directors shall determine, and in particular such shares may be issued with a preferential or qualified right to dividends and in the distribution of assets of the Corporation, and with a special or without any right of voting.

        24. Except so far as otherwise provided by the conditions of issue, or by these Articles, any capital raised by the creation of new shares shall be considered part of the original capital, and shall be subject to the provisions herein contained including, without limitation, those provisions referring to transfer of and the Corporation's lien on shares.

        25. Subject to the rights, if any, of the holders of shares of any class or series of shares to vote separately as a class or series thereon, the Corporation shall reduce all or a portion of the paid-up capital on its shares by returning same to the holders thereof if such reduction and return is authorized by resolution at a meeting of the Shareholders who are the registered owners of Seventy-Five Percent (75%) or more of the shares which entitle the holders thereof to vote at a general meeting. If the return of paid-up capital is so authorized, the Shareholders approving of such return at such meeting shall determine when the paid-up capital shall be returned on the shares of the Corporation, the amount of paid-up capital to be returned on each such share and whether such paid-up capital should be returned to the holders of such shares in the form of cash, a promissory note or other assets of the Corporation. The amount of the reduction in the paid-up capital of the shares shall be recorded in the accounts of the Corporation.

        26. The purpose of this Article is to restrict the operation of Section 12(1) of the Third Schedule to the Act in the manner permitted by that Section. In the case of an amendment to the Memorandum or Articles of the Corporation of the kind referred to in clause (a), (b) or (e) of subsection (2) of Section 2 of the Third Schedule to the Act, any class of shares or any series of shares affected by the amendment in a manner different from other shares of the same class shall not carry the right to vote separately as a class or series upon any such amendment .


                                CLASSES OF SHARES

        27. Subject to the rights, if any, of the holders of shares of any class or series of shares entitled to vote separately as a class or series thereon, and subject to the provisions of these Articles, and without prejudice to any special rights previously conferred on the holders of existing shares, any share may be issued with such preferred, deferred or other special rights, or such restrictions, whether in regard to dividends, voting, return of share capital or otherwise, as the Corporation may from time to time by Special Resolution determine. Any preference shares may with the sanction of a Special Resolution of the Corporation be issued on the terms that they are, at the option of the Corporation, liable to be redeemed or purchased by the Corporation.


                                BORROWING POWERS

        28. The directors on behalf of the Corporation may from time to time in their discretion:

            (a) Raise or borrow money for the purposes of the Corporation or any of them;

            (b) Secure the repayment of moneys so raised or borrowed in such manner and upon such terms and conditions in all respects as they think fit, and in particular by the execution and delivery of mortgages of the Corporation's real or personal property, or by the issue of bonds, debentures or debenture stock of the Corporation secured by mortgage or otherwise or charged upon all or any part of the property of the Corporation, both present and future, including its uncalled capital for the time being;

            (c) Sign or endorse bills, notes, acceptances, cheques, contracts, and other evidence of or securities for money borrowed or to be borrowed for the purposes aforesaid; and

            (d) Pledge debentures as security for loans.

        29. Bonds, debentures, debenture stock and other securities may be made assignable, free from any equities between the Corporation and the person to whom the same may be issued.

        30. Any bonds, debentures, debenture stock, and other securities may be issued at a discount, premium, or otherwise, and with any special privileges as to redemption, surrender, drawings, allotment of shares, attending and voting at general meetings of the Corporation, appointment of directors, and otherwise.


                                  RECORD DATES

        31. (1) For the purpose of determining

                (a) shareholders entitled to receive payment of a dividend, or

                (b) who is a shareholder for any other purpose except the right to receive notice of, or to vote at, a meeting,

the Directors may fix a date as the record date for the determination of shareholders.

            (2) For the purpose of determining shareholders entitled to receive notice of a meeting of shareholders, the Directors may fix a date as the record date for the determination of shareholders, but the record date so fixed shall not precede the date on which the meeting is to be held by more than ninety days or less than five days.

            (3) If no record date is fixed pursuant to subsection (1) or (2),

                (a) the record date for the determination of shareholders for any purpose, other than to establish a shareholder's right to receive notice of, or to vote at, a meeting, is the day on which the Directors pass the resolution relating to the particular purpose; and

                (b) the record date for the determination of shareholders
                    entitled to receive notice of, or to vote at, a meeting of shareholders is

                    (i) the day immediately preceding the day on which the notice is given, or

                    (ii) if no notice is given, the day on which the meeting is held.


                                    MEETINGS

        32. The first meeting of the Corporation shall be held within eighteen months from the date of the registration of the Memorandum of Association of the Corporation and at such place as the directors may determine.

        33. Other general meetings shall be held once at least in every calendar year, at such time and place as may be determined by the directors and not more than fifteen months after the preceding general meeting.

        34. The general meetings referred to in the next preceding Article shall be called ordinary general meetings; and all other meetings of the Corporation shall be called special general meetings.

        35. The directors, whenever they think fit, may convene a special general meeting and, on the requisition of Shareholders of the Corporation holding not less than fifteen percent of the shares of the Corporation carrying the right to vote at the meeting sought to be held or on the requisition of not less than ten Shareholders of the Corporation carrying the right to vote at the meeting sought to be held (provided such Shareholders hold not less than ten percent of the shares of the Corporation carrying the right to vote at the meeting sought to be held), the directors shall forthwith proceed to convene a special general meeting of the Corporation to be held at such time and place as may be determined by the directors.

        36. The requisition must state the objects of the meeting required, and must be signed by the Shareholders making the same and shall be deposited at the Office, and may consist of several documents in like form each signed by one or more of the requisitionists.

        37. If the directors do not proceed to cause a meeting to be held, within twenty-one days from the date of the requisition being so deposited, the requisitionists, or any of them representing more than one-half of the total voting rights of all of them, may themselves convene the meeting, but any meeting so convened shall not be held after three months from the date of such deposit.

        38. If at any such meeting a resolution requiring confirmation at another meeting is passed, the directors shall forthwith convene a further special general meeting for the purpose of considering such resolution; and if thought fit, of confirming it as a Special Resolution; and if the directors do not convene the meeting within seven days from the date of the passing of the first resolution, the requisitionists, or any of them representing more than one-half of the total voting rights of all of them, may themselves convene the meeting.

        39. Any meeting convened under the foregoing provisions by the requisitionists shall be convened in the same manner as nearly as possible as that in which meetings are to be convened by directors.

        40. At least twenty-one days' notice of every general meeting specifying the place, day and hour of the meeting, and, in the case of special business, the general nature of such business, shall be sent to the Shareholders entitled to be present at such meeting by notice sent by post or otherwise served as hereinafter provided; and, with the consent in writing of all the Shareholders entitled to vote at such meeting, a meeting may be convened by shorter notice and in any manner they think fit, or if all the Shareholders are present at a meeting, either in person or by proxy, notice of time, place and purpose of the meeting may be waived.

        41. Where it is proposed to pass a Special Resolution, the two meetings may be convened by one and the same notice, and it shall be no objection to such notice that it only convenes the second meeting contingently upon the resolution being passed by the required majority at the first meeting.

        42. The accidental omission to give any such notice to any of the Shareholders or the non-receipt of any such notice by any of the Shareholders shall not invalidate any resolution passed at any such meeting.


                         PROCEEDINGS AT GENERAL MEETINGS

        43. The business of an ordinary general meeting shall be to receive and consider the financial statements of the Corporation, the reports of the directors and of the auditors, if any, to elect directors in the place of those retiring and to transact any other business which under these Articles ought to be transacted at an ordinary general meeting.

        44. (1) Two Shareholders (where there is more than one Shareholder) personally present or represented by proxy and entitled to vote shall be a quorum for a general meeting. A corporation which is a Shareholder of the Corporation and which has duly appointed a representative under the provisions of the Act who is personally present at the meeting, shall for the purposes of this Article be considered as if personally present thereat.

            (2) If within half an hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of the Shareholders of the Corporation pursuant to Article 36, shall be dissolved; but in any other case it shall stand adjourned, to the same day, in the next week, at the same time, and place, and if at such adjourned meeting a quorum is not present, those

Shareholders entitled to vote as aforesaid who are present shall be a quorum, and may transact the business for which the meeting was called.

        45. No business shall be transacted at any general meeting unless the quorum requisite be present at the commencement of the business.

        46. The Chairman of the Board shall be entitled to take the chair at every general meeting, or if there be no Chairman of the Board, or if at any meeting he shall not be present within fifteen minutes after the time appointed for holding such meeting, the President, or failing him a Vice-President who is a director, shall be entitled to take the chair and if none of the Chairman of the Board nor the President, nor such a Vice-President, shall be present within fifteen minutes after the time appointed for holding the meeting, the Shareholders present entitled to vote at the meeting shall choose another director as Chairman and if no director is present or if all the directors present decline to take the chair, then the Shareholders present entitled to vote shall choose one of their number to be Chairman.

        47. In the case of an equality of votes on any question submitted to a meeting, the Chairman shall, whether on a show of hands or on a poll, have a casting vote in addition to the vote or votes to which he may be entitled as a Shareholder.

        48. At any general meeting a resolution put to the meeting shall be decided by a show of hands, unless a poll is (before or on the declaration of the result of a show of hands) demanded by the Chairman or by a Shareholder, or by a Proxyholder and, unless a poll is so demanded a declaration by the Chairman that a resolution has been carried, or carried by a particular majority, or lost, or not carried by a particular majority, and an entry to that effect in the book of proceedings of the Corporation, shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour or against such resolution. Subject to the Act and these Articles, a resolution shall be carried if more than Fifty Percent (50%) of the votes are cast in favour of such resolution by the Shareholders entitled to vote thereon.

        49. If a poll is demanded as aforesaid, it shall be taken in such manner, at such time and place as the Chairman of the meeting directs, and either at once, or after an interval or adjournment or otherwise, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded. The demand of a poll may be withdrawn. In case of any dispute as to the admission or rejection of a vote, the Chairman shall determine the same, and such determination made in good faith, shall be final and conclusive.

        50. The Chairman of a general meeting may, with the consent of the meeting, adjourn the same from time to time, and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

        51. Any poll demanded on the election of a Chairman of a meeting or any question of adjournment shall be taken at the meeting, and without adjournment.

        52. The demand of a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which a poll has been demanded.


                              VOTES OF SHAREHOLDERS

        53. (1) Subject to the Act, the provisions applicable to any shares issued under conditions limiting or excluding the right of holders thereof to vote at general meetings and these Articles, on a show of hands every Shareholder present in person and every Proxyholder, subject to Section 85F(2) of the Act, shall have one vote, and upon a poll every Shareholder present in person or by proxy shall have one vote for every share held by him.

            (2) Where a corporation being a Shareholder is represented by a Proxyholder who is not a Shareholder or by a representative duly authorized under the Act, such Proxyholder or representative shall be entitled to vote for such corporation either on a show of hands or on a poll.

        54. Where there are joint registered holders of any share, any one of such persons may vote at any meeting either personally or by proxy, in respect of such share, as if he were solely entitled thereto; and if more than one of such joint holders is present at any meeting, personally or by proxy, that one of the said persons so present, whose name stands first on the Register in respect of such share, shall alone be entitled to vote in respect thereof.

        55. Votes may be given either personally or by proxy or in the case of a corporation by a representative duly authorized under the Act.

        56. (1) A proxy shall be in writing under the hand of the appointer or of his attorney duly authorized in writing, or, if such appointer is a corporation, under its common seal or the hand of its attorney or representative authorized in the manner referred to in Section 86(1)(a) of the Act.

            (2) Holders of share warrants shall not be entitled to vote by proxy in respect of the shares included in such warrants unless otherwise expressed in such warrants.

        57. A Shareholder of unsound mind, in respect of whom an order has been made by any Court of competent jurisdiction, may vote by his guardian or other person in the nature of a guardian appointed by that Court and any such guardian or other person may vote by proxy.

        58. A proxy and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy of that power or authority shall be deposited with the Chairman of the meeting before or at the meeting or adjourned meeting at which it is to be voted. A proxy shall cease to be valid one year after its date.

        59. A vote given in accordance with the terms of a proxy shall be valid notwithstanding the previous death of the principal, or revocation of the proxy, or transfer of the share in respect of which the vote is given, provided no intimation in writing of the death, revocation, or transfer shall have been received before the meeting, at the Office of the Corporation or by the Chairman of the meeting before the vote is given.

        60. Every form of proxy, whether for a specific meeting or otherwise shall, as nearly as circumstances will admit, be in the form or to the effect following; or in such other form complying with the regulations made pursuant to the Act as the directors may from time to time determine:

            I ........................ of .................... in the County of
            .................. being a Shareholder of ACG HOLDING COMPANY, hereby appoint ........................................ of (or failing him .................. of ............... or failing him
            ...................... of ..............) as my proxy to attend and vote for me and on my behalf at the ordinary general (or special general as the case may be) meeting of the Corporation, to be held on the ....... day of .................. and at any adjournment thereof, or at any meeting of the Corporation which may be held within .................... months from the date thereof.

               [if the proxy solicited by or on behalf of management of the Corporation, a statement to that effect]

            As witness my hand this ....... day of .............., 19...
            Witness ................. Shareholder ..................

        61. (1) A resolution, including a Special Resolution, in writing and signed by every Shareholder who would be entitled to vote on the resolution at a meeting is as valid as if it were passed by such Shareholders at a meeting and satisfied all the requirements of the Act respecting meetings of the Shareholders.

            (2) A copy of every resolution referred to in subsection (1) of this Article shall be kept with the minutes of proceedings of Shareholders.


                                    DIRECTORS

        62. The number of directors shall be a minimum of One (1) and a maximum of Five (5) natural persons.

        63. The first directors shall be appointed by the subscribers hereto or the majority of them, by an instrument in writing.

        64. The directors shall have power at any time and from time to time to appoint any other person as a director either to fill a casual vacancy or as an addition but the total number of directors shall not at any time exceed the maximum number, fixed as above, and no such appointment shall be effective unless two-thirds of the directors concur therein.

        65. A director is not required to hold a share in the Corporation to qualify as a director.

        66. The continuing directors may act notwithstanding any vacancy in their body; but if the number fall below the minimum above fixed the directors shall not, except in emergencies or for the purpose of filling up vacancies, act so long as the number is below the minimum.

        67. The directors shall be paid out of the funds of the Corporation by way of remuneration for their service such sums, if any, as the Corporation in general meeting may determine and such remuneration shall be divided among them in such proportions and manner as the directors may determine; the directors may also be paid their reasonable travelling and hotel and other expenses incurred in consequence of their attendance at meetings of the Board and otherwise in the execution of their duties as directors.

        68. A director may, in conjunction with the office of director, and on such terms as to remuneration and otherwise as the directors arrange or determine, hold any other office or place of profit under the Corporation or under any corporation in which the Corporation shall be a shareholder or otherwise interested or under any other corporation.

        69. The office of a director shall ipso facto be vacated:

            (a) if he becomes bankrupt or makes an authorized assignment or suspends payment, or compounds with his creditors;

            (b) if he is found to be of unsound mind by a Court of competent jurisdiction;

            (c) if by notice in writing to the Corporation he resigns his office; or

            (d) if he is removed by resolution of the Corporation as provided in
                Article 76 hereof.

        70. No director shall be disqualified by his office from contracting with the Corporation either as vendor, purchaser, or otherwise, nor shall any such contract, or any contract or arrangement entered into or proposed to be entered into by or on behalf of the Corporation in which any director shall be in any way interested, either directly or indirectly, be voided, nor shall any director so contracting or being so interested be liable to account to the Corporation for any profit realized by any such contract or arrangement by reason only of such director holding that office or of the fiduciary relations thereby established; but it is declared that the nature of his interest must be declared by him in the manner required by the Act. No director shall as a director vote in respect of any contract or arrangement in which he is so interested as aforesaid; and if he does so vote his vote shall not be counted, but this prohibition may at any time or times be suspended or relaxed to any extent by a general meeting and such prohibition shall not apply to any contract by or on behalf of the Corporation to give to the directors or any of them any security for advances or by way of indemnity or to the agreement or agreements referred to in Article 3 of these Articles or to any modification of such agreement or agreements or any agreement or agreements substituted therefor or any matter arising therefrom.


                              ELECTION OF DIRECTORS

        71. At every ordinary general meeting, all the directors shall retire from office, but shall hold office until the dissolution of the meeting at which their successors are elected. The Corporation shall at such meeting fill up the vacant offices by electing a like manner of persons to be directors, unless it is determined at such meeting to reduce or increase the number of directors. A retiring director shall be eligible for re-election.

        72. If at any ordinary general meeting at which an election of directors ought to take place, no such election takes place, or if no ordinary general meeting is held in any year or period of years, the retiring directors shall continue in office until their successors are elected and a general meeting for that purpose may on notice be held at any time.

        73. The Corporation in general meeting may from time to time increase or reduce the number of directors, and may determine or alter their qualifications.

        74. The Corporation may, by Special Resolution, remove any director before the expiration of his period of office and appoint another person who may be qualified or become qualified in his stead; and the person so appointed shall hold office during such time only as the director in whose place he is appointed would have held the same if he had not been removed.


                        THE PRESIDENT AND VICE-PRESIDENT

        75. The directors shall appoint the President of the Corporation and may determine the period for which he is to hold office. The President shall have general supervision of the business of the Corporation and shall perform such duties as may be assigned to him by the Board from time to time.

        76. The directors may also appoint one or more Vice-Presidents, and may determine the period for which each of them are to hold office. A Vice-President shall, at the request of the Board and subject to its directions, perform the duties of the President during the absence, illness or incapacity of the President, or during such period as the President may request him so to do.

        77. The directors may elect or appoint such other officers of the Corporation, having such powers and duties as they think fit. If the directors so decide, the same person may hold more than one of the offices provided for in these Articles.

                            PROCEEDINGS OF DIRECTORS

        78. The directors may meet together for the dispatch of business, adjourn, and otherwise regulate their meetings and proceedings, as they think fit. The quorum necessary for the transaction of business shall be a majority of the directors provided that if a quorum is not present at any meeting of directors, such meeting shall be adjourned to another date determined by the Chairman of the Board; at such adjourned meeting the quorum will be those directors present.

        79. Meetings of directors may be held either within or without the Province of Nova Scotia and the directors may from time to time make arrangements relating to the time and place of holding directors' meetings, the notices to be given thereof and what meetings may be held without notice. Unless otherwise provided by such arrangements;

            (a) A meeting of directors may be held at the close of every ordinary general meeting of the Corporation without notice;

            (b) Notice of every other directors' meeting shall be delivered or mailed or telegraphed, telephoned or telefaxed to each director at least 48 hours before the meeting is to take place;

            (c) A meeting of directors may be held without formal notice if all the directors are present, or if those absent have signified their assent to such meeting or their consent to the business transacted thereat.

        80. A director may participate in a meeting of directors or of a committee of directors by means of such telephone or other communications facilities as permit all persons participating in the meeting to hear each other, and a director participating in such a meeting by such means is deemed to be present at that meeting.

        81. The President or any director may at any time, and the Secretary, upon the request of the President or a director shall, convene a meeting of the directors.

        82. Questions arising at any meeting of directors shall be decided by a majority of votes, and in case of an equality of votes the Chairman shall not have a second or casting vote.

        83. The Chairman of the Board shall preside at the meeting of the directors. If no Chairman of the Board is elected, or if at any meeting of directors he is not present within five minutes after the time appointed for holding the same, the President shall preside, and if the President is not present at the time appointed for holding the meeting, a Vice-President who is a director shall preside and, if neither the President nor such a Vice-President is present at any meeting within the time aforesaid, the directors present shall choose some one of their number to be Chairman of such meeting.

        84. A meeting of the directors at which a quorum is present shall be competent to exercise all or any of the authorities, powers and discretion by or under the statutes in that behalf or of the regulations of the Corporation vested in or exercisable by the directors generally.

        85. Subject to any other Article in these Articles, the directors may delegate any of their powers to committees, consisting of such number of Shareholders of their body as they think fit. Any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may be imposed on them by the directors.

        86. The meetings and proceedings of any committee consisting of two or more Shareholders shall be governed by the provisions contained in these Articles for regulating the meetings and proceedings of the directors so far as the same are applicable thereto and are not superseded by any regulations made by the directors under the next preceding Article.

        87. All acts done at any meeting of the directors or of a committee of directors, or by any person acting as a director shall, notwithstanding that it shall afterwards be discovered that there was some defect in the appointment of such directors or persons acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a director.

        88. (1) A resolution in writing and signed by every director who would be entitled to vote on the resolution at a meeting is as valid as if it were passed by such directors at a meeting.

            (2) A copy of every resolution referred to in subsection (1) of this Article shall be kept with the minutes of proceedings of the directors or committee thereof, as the case may be.

        89. If any one or more of the directors are called upon to perform extra services or to make any special exertions in going or residing abroad or otherwise for any of the purposes of the Corporation, or the business thereof, the Corporation may remunerate the director or directors so doing, either by a fixed sum or by a percentage of profits or otherwise, as may be determined by the directors, and such remuneration may be either in addition to or in substitution for his share in the remuneration above provided.

        90. If a resolution authorizes the entering into of an agreement or the performance of any act, that resolution shall be deemed to authorize the execution of such further documents and the doing of such further things as may be necessary or desirable in connection therewith by the persons authorized to act by the resolution.


                                    REGISTERS

        91. The directors shall cause a proper Register to be kept in accordance with the provisions of the Act.

        92. The directors may cause to be kept in any place outside of Nova Scotia a branch register of Shareholders in accordance with the provisions of the Act.

        93. The directors shall also cause to be kept a proper register, containing the names and addresses and occupations of its directors or managers in accordance with the provisions of the Act.

        94. The directors shall cause a proper register of the holders of debentures to be kept at the Office in accordance with the provisions of the Act.

        95. The directors may cause to be kept in any place outside of Nova Scotia a branch register of the holders of debentures in accordance with the provisions of the Act.


                                     MINUTES

        96. The directors shall cause minutes to be duly entered in books for that purpose:

            (1) Of all appointments of officers;

            (2) Of the names of the directors present at each meeting of the directors and of any committees of directors;

            (3) Of all orders made by the directors and committees of directors;

            (4) Of all resolutions and proceedings of meetings of the
                Shareholders and of meetings of the directors;

        Any such minutes of any meeting of the directors or of any committee, or of the Corporation if purporting to be signed by the Chairman of such meeting or by the Chairman of the next succeeding meeting, shall be receivable as prima facie evidence of the matters stated in such minutes.


                               POWERS OF DIRECTORS

        97. The management of the business of the Corporation shall be vested in the directors, who, in addition to the powers and authorities by these Articles or otherwise expressly conferred upon them, may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation and are not hereby or by statute expressly directed or required to be exercised or done by the Corporation in general meeting, but subject nevertheless to the provisions of the statutes in that behalf and of these Articles and to any regulations from time to time made by the Corporation in general meeting; provided that no regulation so made shall invalidate any prior act of the directors, which would have been valid if such regulation had not been made.

        98. Without restricting the generality of the terms of the last preceding Article and without prejudice to the general powers conferred thereby, and the other powers conferred or restrictions imposed by these Articles on the powers of the directors, it is hereby expressly declared that the directors shall have the following powers, that is to say power from time to time:

            (1) To take such steps as they think fit to carry into effect any agreement or contract made by or on behalf of the Corporation;

            (2) To pay the costs, charges and expenses, preliminary and incidental to the promotion, formation, establishment, and registration of the Corporation;

            (3) To purchase, or otherwise acquire, for the Corporation any property, rights or privileges which the Corporation is authorized to acquire, and at such price and generally on such terms and conditions as they think fit;

            (4) At their discretion, to pay for any property, rights, or privileges acquired by or services rendered to the Corporation, either wholly or partially in cash or in shares, bonds, debentures or other securities of the Corporation, and any such shares may be issued either as fully paid up, or with such amount credited as paid up thereon as may be agreed upon; and any such bonds, debentures, or other securities may be either specifically charged upon all or any part of the property of the Corporation, or not so charged;

            (5) To secure the fulfilment of any contracts or engagements entered into by the Corporation, by mortgage or charge of all or any of the property of the Corporation and its unpaid capital for the time being, or in such other manner as they may think fit;

            (6) To appoint, and at their discretion remove or suspend, such experts, managers, secretaries, treasurers, officers, clerks, agents and servants for permanent, temporary or special services, as they from time to time think fit, and to determine their powers and duties, and fix their salaries or emoluments, and to require security in such instances and to such amounts as they think fit;

            (7) To accept from any Shareholder insofar as the law permits, and on such terms and conditions as shall be agreed upon, a surrender of his shares or any part thereof; provided that the Corporation forthwith cancel such surrendered shares or any part thereof, as the case may be;

            (8) To appoint any person or persons (whether incorporated or not) to accept and hold in trust for the Corporation any property belonging to the Corporation, or in which it is interested, and for any other purposes, and to execute and do all such deeds and things as may be requisite in relation to any such trust, and to provide for the remuneration of any such trustee or trustees;

            (9) To institute, conduct, defend, compound, or abandon any legal proceedings by or against the Corporation, or its officers, or otherwise concerning the affairs of the Corporation, and also to compound and allow time for payment or satisfaction of any debts due, and of any claims or demands by or against the Corporation;

            (10) To refer any claims or demands by or against the Corporation to arbitration, and observe and perform the awards;

            (11) To make and give receipts, releases and other discharges for money payable to the Corporation and for claims and demands of the Corporation;

            (12) To determine who shall be entitled to exercise the borrowing powers of the Corporation and sign on the Corporation's behalf bonds, debentures or other securities, bills, notes, receipts, acceptances, assignments, transfers, hypothecation, pledges, endorsements, cheques, drafts, releases, contracts, agreements and all other instruments and documents;

            (13) To provide for the management of the affairs of the Corporation abroad in such manner as they think fit, and in particular to appoint any persons to be the attorneys or agents of the Corporation with such powers (including power to sub-delegate) and upon such terms as may be thought fit;

            (14) To invest and deal with any of the moneys of the Corporation not immediately required for the purposes thereof upon such securities and in such manner as they think fit, and from time to time to vary or realize such investments;

            (15) To execute in the name and on behalf of the Corporation, in favour of any director or any other person who may incur or be about to incur any personal liability for the benefit of the Corporation, such mortgages of the Corporation's property, present and future, as they think fit, and any such mortgages may contain a power of sale, and such other powers, covenants and provisions as shall be agreed on;

            (16) To set aside out of the profits of the Corporation before declaring any dividend, such sums as they think proper as a reserve fund to meet contingencies, or to provide for dividends, or for depreciation, or for repairing, improving and maintaining any of the property of the Corporation and for such other purposes as the directors shall in their absolute discretion think conducive to the interests of the

                 Corporation; and to invest the several sums so set aside upon such investments other than shares of the Corporation as they may think fit, and from time to time to deal with and vary such investments, and to dispose of all or any part thereof for the benefit of the Corporation, and to divide the reserve fund into such special funds as they think fit, with full power to employ the assets constituting the reserve fund in the business of the Corporation; and that without being bound to keep the same separate from the other assets;

            (17) From time to time to make, vary and repeal by-laws for the regulation of the business of the Corporation, or of its officers and servants, or the Shareholders of the Corporation, or any section or class thereof;

            (18) To enter into all such negotiations and contracts, and rescind and vary all such contracts, and execute and do all such acts, deeds, and things in the name and on behalf of the Corporation as they may consider expedient for or in relation to any of the matters aforesaid, or otherwise for the purposes of the Corporation; and

            (19) To provide for the management of the affairs of the Corporation in such manner as they shall think fit.


                                   SOLICITORS

        99 The Corporation may employ or retain a solicitor or solicitors, and such solicitor(s) may, at the request of the Board, or on instructions of the Chairman of the Board, or the President, attend meetings of the directors or Shareholders, whether or not he, himself, is a Shareholder or director of the Corporation. If a solicitor is also a director, he may nevertheless charge for services rendered to the Corporation as a solicitor.


                             SECRETARY AND TREASURER

        100 There shall be a Secretary of the Corporation, who shall keep the minutes of Shareholders' and directors' meetings and shall perform such other duties as may be assigned to him by the Board. The Board may also appoint a Treasurer of the Corporation to carry out such duties as the Board may assign.

        101 The Secretary and Treasurer of the Corporation shall be appointed by the directors. If the directors think fit, the same person may hold both offices.

        102 If the directors think fit, the same person may hold the offices of President and Secretary.

        103 The directors may appoint a temporary substitute for the Secretary, who shall, for the purposes of these Articles, be deemed to be the Secretary.


                                    THE SEAL

        104 The directors shall procure a seal for the Corporation and shall provide for its safe custody.


                                    DIVIDENDS

        105 The profits of the Corporation, subject to the provisions of the Memorandum of Association, and of these presents and to the rights of persons, if any, entitled to shares with special rights as to dividends, may be divided among the Shareholders in accordance with the terms of the shares held by them.

        106 The directors may from time to time declare such dividend upon the shares of the Corporation as they may deem proper according to the rights of the Shareholders and the respective classes thereof, and may determine the date upon which the same shall be payable, and provide that any such dividend shall be payable to the persons registered as the holders of the shares in respect of which the same is declared at the close of business upon such date as the directors may specify, and no transfer of such shares made or registered, after the date so specified, shall pass any right to the dividend so declared.

        107 No dividend shall be payable except out of the profits of the Corporation, and no dividend shall carry interest as against the Corporation.

        108 The declaration of the directors as to the amount of the net profits of the Corporation shall be conclusive.

        109 The directors may from time to time pay to the Shareholders such interim dividends as in their judgment the position of the Corporation justifies.

        110 The directors may retain any dividends on which the Corporation has a lien, and may apply the same in or towards satisfaction of the debts, liabilities or engagements in respect of which the lien exists.

        111 The directors, on declaring a dividend, may resolve that such dividend be paid wholly or in part by the distribution of specific assets, and in particular of paid up shares, debentures, bonds or debenture stock of the Corporation or paid up shares, debentures, bonds or debenture stock of any other company or in any one or more of such ways.

        112 The directors may resolve that any moneys, investments, or other assets forming part of the undivided profits of the Corporation in the hands of the Corporation and available for dividend, or representing premiums received on the issue of shares and standing to the credit of the share premium account, be capitalized and distributed amongst such of the Shareholders as would be entitled to receive the same if distributed by way of dividend and in the same proportions on the footing that they become entitled thereto as capital and that all or any part of such capitalized fund be applied on behalf of such Shareholders in paying up in full either at par or at such premium as the resolution may provide, any unissued shares or debentures or debenture stock of the Corporation which shall be distributed accordingly or in or towards payment of the uncalled liability on any issued shares or debentures or debenture stock, and that such distribution or payment shall be accepted by such Shareholders in full satisfaction of their interest in the said capitalized sum.

        113 For the purposes of giving effect to any resolution under the two last preceding Articles, the directors may settle any difficulty which may arise in regard to the distribution as they think expedient, and in particular may issue fractional certificates, and may fix the value for distribution of any specific assets, and may determine that cash payment shall be made to any Shareholders upon the footing of the value so fixed, or that fractions of less value than $5.00 may be disregarded in order to adjust the rights of all parties, and may vest any such cash or specific assets in trustees upon such trusts for the persons entitled to the dividend or capitalized fund as may seem expedient to the directors. Where requisite, a proper memorandum shall be filed in accordance with the Act.

        114 A transfer of shares shall not pass the right to any dividend declared thereon after such transfer and before the registration of the transfer.

        115 Any one of several persons who is registered as the joint holder of any share may give effectual receipts for all dividends and payments on account of dividends in respect of such share.

        116 Unless otherwise determined by the directors, any dividend may be paid by a cheque or warrant delivered to or sent through the post to the registered address of the Shareholder entitled, or, in the case of joint holders, to the registered address of that one whose name stands first on the Register, in respect of the joint holding; and every cheque or warrant so delivered or sent shall be made payable to the order of the person to whom it is delivered or sent.

        117 Notice of the declaration of any dividend, whether interim or otherwise, shall be given to the holders of registered shares in the manner hereinafter provided.

        118 All dividends unclaimed for one year after having been declared may be invested or otherwise made use of by the directors for the benefit of the Corporation until claimed.


                                    ACCOUNTS

        119 The directors shall cause proper books of account to be kept of the sums of money received and expended by the Corporation, and the matters in respect of which such receipts and expenditures take place, and of all sales and purchases of goods by the Corporation, and of the assets and credits and liabilities of the Corporation.

        120 The books of account shall be kept at the Office of the Corporation or such other place as the directors think fit.

        121 The directors shall from time to time determine whether, and to what extent, the accounts and books of the Corporation, or any of them, shall be open to the inspection of the Shareholders, and no Shareholder shall have any right of inspecting any account or book or document of the Corporation except as conferred by statute, or authorized by the directors, or by a resolution of the Corporation in general meeting.

        122 At the ordinary general meeting in every year, the directors shall lay before the Corporation the financial statements required by the Act, the report of the auditor, if any, to the Shareholders and, if the Corporation is a Reporting Issuer, the report of the directors.

        123 The financial statements shall be approved by the Board and such approval shall be evidenced by the signatures of two directors to the balance sheet or by the sole Director where there is only one.

        124 The directors not less than seven days before the date of the ordinary general meeting shall send copies of the financial statements and the report of the auditor, if any, thereon to all Shareholders holding voting securities or otherwise entitled to receive notice of the general meeting.


                                      AUDIT

        125 Unless in respect of a financial year the Corporation is exempt from the requirements of the Act regarding the appointment and duties of an auditor, an auditor shall be appointed in accordance with the Act. The auditor's duties will be regulated in accordance with the Act.

        126 Every account of the directors, when audited and approved by a general meeting, shall be conclusive, except as regards an error discovered therein within three months next after the approval thereof. Whenever any such error is discovered within the period, the account shall forthwith be corrected, and thenceforth shall be conclusive.


                                     NOTICES

        127 A notice, statement or report may be given or delivered by the Corporation to any Shareholder or director either by delivery to him personally or by sending it by registered or certified mail or facsimile to him to his last known address (if sent by mail) or facsimile number (if sent by facsimile) indicated in the records of the Corporation. Where a notice, statement or report is sent by mail or by facsimile, service or delivery of the notice, statement or report shall be deemed to be effected if properly addressed and mailed (if sent by mail) or properly transmitted and telefaxed (if sent by facsimile) and to have been given five days (excluding Saturdays and Sundays) following the date of mailing (if sent by mail) or one day (excluding Saturdays and Sundays) following the date the facsimile was telefaxed (if sent by facsimile). A certificate signed by the Secretary or other officer of the Corporation that the letter, envelope or facsimile containing the notice, statement or report was so addressed and mailed shall be conclusive evidence thereof.

        128 A notice, statement or report may be given or delivered by the Corporation to the joint holders of a share by giving the notice to the joint holder first named in the Register in respect of the share.

        129 Notice of every general meeting or meeting of Shareholders holding a class of shares shall be given in a manner hereinbefore authorized to every Shareholder holding, at the time of the issue of the notice or the date fixed for determining the Shareholders entitled to such notice, whichever is the earlier, shares which confer the right to notice of and to attend or vote at any such meeting. No other person except the auditor of the Corporation (if the Corporation is not exempt from the requirement to appoint an auditor pursuant to the Act) and the directors of the Corporation shall be entitled to receive notices of any such meeting.


                                    INDEMNITY

        130 Every director, manager, Secretary, Treasurer, and other officer or servant of the Corporation shall be indemnified by the Corporation against, and it shall be the duty of the directors out of the funds of the Corporation to pay, all costs, losses and expenses which any director, manager, Secretary, Treasurer or other officer or servant may incur or become liable to by reason of any contract entered into, or act or thing done by him as such officer or servant, or in any way in the discharge of his duties, including travelling expenses, and the amount for which such indemnity is proved shall immediately attach as a lien on the property of the Corporation and have priority as against the Shareholders over all other claims.

        131 No director or officer of the Corporation, in his capacity as a director or officer, respectively, shall be liable for acts, receipts, neglects or defaults of any other director or officer, or for joining in any receipt or other act for conformity, or for any loss or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired by order of the directors for or on behalf of the Corporation or through the insufficiency or deficiency of any security in or upon which any of the moneys of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious act of any person with whom any money, securities or effects shall be deposited, or for any loss occasioned by error of judgment or oversight on his part, or for any other loss, damage or misfortune whatever which shall happen in the execution of the duties of his office or in relation thereto, unless the same happen through his own dishonesty.


                               PRIVATE CORPORATION

        132 To the end that the Corporation may qualify as a private company as that term is defined by the Securities Act (Nova Scotia),

            (1) In this Article, "prescribed securities" means the securities prescribed from time to time by the Nova Scotia Securities Commission for the purpose of the definition of private company under the Securities Act (Nova Scotia);

            (2) The right to transfer prescribed securities of the Corporation is restricted in that no prescribed security may be transferred without the previous consent of the directors of the Corporation, expressed by a resolution passed by the Board or by a document in writing signed by a majority of the directors;

            (3) The number of holders of prescribed securities of the Corporation, exclusive of persons who own a prescribed security and who are in its employment or the employment of an affiliate and exclusive of persons who, having been formerly in the employment of the Corporation or an affiliate, were while in that employment the owners of, and have continued after termination of that employment to own, at least one prescribed security of the Corporation, is limited to not more than fifty, two or more persons or companies who are the joint registered owners of one or more prescribed securities of the Corporation being counted as one holder; and

            (4) The Corporation shall not distribute any of its prescribed securities or securities convertible into or exchangeable for prescribed securities to the public.

                       NAMES AND ADDRESSES OF SUBSCRIBERS
--------------------------------------------------------------------------------


Dated the 1st day of November, 1999.
2435239 - Nova Scotia Limited




Per:             /s/ David C. Hicks                Summit Place, 6th Floor
     ----------------------------------------      1601 Lower Water Street
       David C. Hicks - Assistant Secretary        Halifax, Nova Scotia, B3J 3P6






Witness to the above signatures.



/s/ Peggy Merrill
----------------------------------

Summit Place, 6th Floor
1601 Lower Water Street
Halifax, NS   B3J 3P6


Occupation: Legal Secretary

                              STATUTORY DECLARATION

                    (SUBSECTION 2828(2) OF THE COMPANIES ACT)

IN THE MATTER of the formation of a company to be called,


                               ACG HOLDING COMPANY


AND IN THE MATTER OF THE Companies Act:

I, ____________________ Joseph A. F. Macdonald
Summit Place, 1601 Lower Water Street, P.O. Box 730
City or Town:         Halifax, Halifax Regional Municipality
                      Province of Nova Scotia, B3J 2V1
Occupation:           Barrister

do solemnly declare:

        1.  THAT I have been engaged in the formation of the above named
            Company.

        2. THAT all of the requirements of the Companies Act of Nova Scotia in respect to registration and matters precedent and incidental thereto have been complied with in the formation of the said Company.

            AND I MAKE THIS SOLEMN DECLARATION conscientiously believing it to be true and knowing that it is of the same force and effect as if made under oath and by virtue of the Canada Evidence Act.

DECLARED before me at:       Halifax,
Halifax Regional Municipality

in the Province of Nova Scotia,


this date:                   1999-11-01
                            (YYYY-MM-DD)              /s/ JOSEPH F. MACDONALD
                                                    ----------------------------
                                                          JOSEPH F. MACDONALD


              /s/  David C. Hicks
-------------------------------------------------
(Notary Public, Commissioner of Oaths, Barrister)